                                                                   EXHIBIT 11(a)


                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 13 to the Registration Statement of Schwab Capital Trust on Form N-1A (Nos. 33-62470 and 811-07704) under the Securities Act of 1933, as amended.

                                  Ropes & Gray

Washington, D.C.
October 8, 1996